                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              MOORE-HANDLEY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                              MOORE-HANDLEY, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2000

     The annual Meeting of the shareholders of Moore-Handley, Inc. (the "Corporation") will be held at the office of The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, on Thursday, April 20, 2000, at 10:00 A.M., for the following purposes:

           1) To elect directors for the ensuing year;

           2) To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 3, 2000, will be entitled to vote at the meeting. A list of shareholders eligible to vote at the meeting will be available for inspection at the meeting and during business hours at the Corporation's offices at the address set forth below and at the office of The Corporation Trust Company at the address set forth above from April 10, 2000 to the date of the meeting.

     Whether you expect to attend the Annual Meeting or not, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it without delay in the enclosed envelope, which requires no additional postage if mailed in the United States.

                                           By Order of the Board of Directors

                                           Peter B. Covert
                                           Chief Financial Officer

P. O. Box 2607
Birmingham, Alabama 35202
March 31, 2000

                IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE
                        COMPLETED AND RETURNED PROMPTLY

                              MOORE-HANDLEY, INC.

                                PROXY STATEMENT

                                 MARCH 31, 2000

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Moore-Handley, Inc. (the "Corporation") for use at the Annual Meeting of its shareholders to be held on April 20, 2000.

     Shares cannot be voted at the meeting unless the owner thereof is present in person or by proxy. Any person giving a proxy may revoke it by written notice to the Corporation at any time prior to its exercise. In addition, although mere attendance at the meeting will not revoke the proxy, a person present at the meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies in the accompanying form which are received in time for the meeting will be voted at the meeting or any adjournment thereof in accordance with any specification thereon, or if no specification is made, will be voted FOR the election of the five persons nominated for election as directors.

     The Annual Report of the Corporation (which does not form part of the proxy solicitation material), including the financial statements of the Corporation for the fiscal year 1999, is enclosed herewith.

     The mailing address of the principal executive offices of the Corporation is P. O. Box 2607, Birmingham, Alabama 35202. This Statement and the accompanying form of proxy are being mailed to the shareholders of the Corporation on March 31, 2000.

                               VOTING SECURITIES

     The Corporation has only one class of voting securities, its Common Stock. On March 3, 2000, 1,911,943 shares of Common Stock were outstanding. As to each matter presented to the shareholders' meeting, each shareholder of record at the close of business on March 3, 2000 will be entitled to one vote for each share of Common Stock owned on that date.

                             ELECTION OF DIRECTORS

     The affirmative vote of a plurality of the votes cast is required to elect the directors. Abstentions from voting on these proposals (including broker non-votes) will have no effect on the outcome of the vote. Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting for the election of the nominees named in the following table as directors of the Corporation to serve until the next Annual Meeting and until their successors are duly elected and have qualified. If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to be a candidate for election.

     Each of the nominees was elected to his present term of office at the last annual meeting of shareholders.

     The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Corporation by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years.

INFORMATION REGARDING NOMINEES FOR ELECTION AS DIRECTOR

     The Corporation's current Board of Directors consists of the five directors listed below, each of whom will stand for election at the annual meeting.

     William Riley -- Chairman and Director of the Corporation since 1981, Chief Executive Officer since April 1997; Age 68.

     Pierce E. Marks, Jr., -- President, Chief Executive Officer from 1981 to June 1995; Vice Chairman from June 1995 to December 1999 and Director of the Corporation and member of the Executive Committee since 1981; Age 71.

     L. Ward Edwards -- Vice President-Finance, Treasurer from 1981 to May 1999, Secretary and Director of the Corporation since 1981; Age 63.

     Michael B. Stubbs -- Private investor; Director, Lyon, Stubbs & Tompkins, Inc., New York, New York (Investment advisors) from 1984 to August 1996; Secretary/Treasurer and Director, S&P Cellular Holdings, Inc. (cellular communications) from 1989 to November 1995 and Chairman from 1991 to November 1995; Secretary/Treasurer and Director, Petroleum Communications (cellular communications) from 1990 to November 1995 and Chairman from 1991 to November 1995. Director of the Corporation since 1981; Age 51.

     Ronald J. Juvonen -- General Partner, Downtown Associates, Kennett Square, Pennsylvania (investment partnership). Director of the Corporation since 1989; Age 59.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

     The Board of Directors of the Corporation has Executive and Audit Committees, but does not presently have nominating and compensation committees.

     Executive Committee. Members: Messrs. Riley and Marks. The Executive Committee may, between meetings of the Board of Directors, exercise all of the authority of the Board in the management of the business and affairs of the Corporation, except with respect to certain significant corporate matters reserved to the Board by Delaware law, such as amendments to the Certificate of Incorporation or By-Laws of the Corporation.

     Audit Committee. Members: Messrs. Stubbs and Juvonen. The Audit Committee's functions include recommending to the Board of Directors the selection of the Corporation's independent auditors and reviewing with such auditors the plan and results of their audit.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During the 1999 fiscal year the Board of Directors held three meetings, the Executive Committee met informally numerous times, and the Audit Committee met once. During such fiscal year a quorum was present at all of the meetings of the Board, and each director who was a member of the Executive Committee or Audit Committee attended all of the meetings of such Committee.

COMPENSATION OF DIRECTORS

     No director received compensation for his services as director or member of the Executive or Audit Committees, except for the annual grant to non-employee directors of Special Options to purchase 2,000 shares of the Corporation's Common Stock granted to each of Messrs. Stubbs and Juvonen. Each such Special Option is granted at an exercise price equal to the market value of the Common Stock on the date of the grant and becomes exercisable six months after the date of grant. The term of such Option is ten years, subject to termination on the third anniversary of the date the holder ceases to be a director of the Corporation.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

REPORT OF THE EXECUTIVE AND AUDIT COMMITTEE ON EXECUTIVE COMPENSATION

     This report by the members of the Executive and Audit Committees of the Board of Directors of the Corporation describes the policies guiding the compensation paid to the Corporation's Chief Executive Officer and other executive officers for 1999.

     Messrs. Riley and Marks, who comprise the Executive Committee of the Board of Directors, determine the compensation payable to executives other than themselves. Messrs. Stubbs and Juvonen, independent directors who comprise the Audit Committee, determine the compensation payable to Messrs. Riley and Marks.

EXECUTIVE COMPENSATION POLICIES

     The Corporation's compensation policies for its executive officers incorporate both fixed base salaries and variable, at-risk compensation opportunities in total compensation packages intended to take into consideration individual and overall corporate performance and to achieve the following specific goals:

          - ensure that the Corporation can attract and retain highly competent individuals whose performance is essential to the future growth and success of the Corporation; and

          - ensure that executive compensation reflects corporate performance by tying a significant portion of total compensation to the achievement of specified corporate performance objectives.

FIXED COMPENSATION

     Base salary is the fixed component of each executive officer's total compensation package.

VARIABLE COMPENSATION

     The variable component of each executive officer's total compensation package is comprised of an annual and a long-term part:

          - the opportunity to receive a cash payment under the Corporation's Bonus Program (the "Bonus Program"), based on the Corporation's actual performance in a given year against certain established objectives; and

          - the opportunity to benefit from the appreciation in value of the Corporation's common stock through stock options, granted under the Corporation's 1991 Incentive Compensation Plan (the "1991 Plan").

          - The opportunity to purchase Common Stock under the Company's Employee Stock Purchase Plan.

     Through the Bonus Program, executive officers, excluding Mr. Riley, are eligible to participate in an annual bonus pool which consists of 20% of the amount, if any, by which the Corporation's current net income exceeds the prior year's net income. In 1999, the threshold amount was achieved and a bonus poll of $22,675 was established. Michael J. Gaines, President, shall receive $7,558 of this pool. The balance is to be paid out as determined by the Executive Committee, after consultation with key managers.

     The purpose of the 1991 Plan is to assist in attracting and retaining skilled management personnel and strengthening the mutuality of interest between them and the Corporation's shareholders. Under the 1991 Plan, executive officers are eligible to receive grants of stock options, stock appreciation rights, restricted stock and deferred stock. The 1991 Plan is administered by a Committee consisting of Messrs. Riley and Marks (the "Committee") who are not eligible to receive discretionary grants or awards under the 1991 Plan. The Committee has the authority to select employees to receive grants and awards thereunder and determine the number of shares subject to such grants and awards and the exercise price, restrictions, exercisability, transfer, vesting and other terms and conditions thereof. It is the Corporation's policy to award option grants of significant amounts when deemed appropriate.

APPLICATION OF PHILOSOPHY

     Messrs. Riley and Marks are substantial shareholders of the Corporation and as such have an economic incentive to increase the value of the Corporation. In each of their cases, the Audit Committee has kept their base salaries at levels which are low compared to competitive practices. The Audit Committee believes each of them has a substantial economic incentive to enhance the value of the Corporation's stock and therefore need not be paid salary on a competitive basis. As a part of their compensation, however, Messrs. Riley and Marks did receive a special one-time automatic grant on April 12, 1991, of non-qualified Special Options with an exercise price that was approximately 143% of the fair market value of the stock on the date of the grants. These options were surrendered in 1998 in connection with purchases of stock under the Employee Stock Purchase Plan. In addition, in 1999, Mr. Riley received a bonus of $7,558 which was determined by the Audit Committee.

     In keeping with the rationale that key employee's compensation should be significantly dependent on the performance of the Corporation, the base salary for Mr. Gaines is also low compared to competitive practice. He received a substantial grant of stock options in 1997 under the 1991 Plan with an exercise price equal to the fair market value of the stock on the date of grant and which becomes exercisable in annual installments over five years. Mr. Gaines also participated in the Bonus Program in 1999.

                                          William Riley
                                          Pierce E. Marks, Jr.
                                          Michael B. Stubbs
                                          Ronald J. Juvonen
                                          L. Ward Edwards

     The following graph compares Moore-Handley's total stockholder return over the last five fiscal years with the cumulative total return (assuming reinvestment of dividends) of all U.S. companies traded on The Nasdaq Stock Market(SM) and of all The Nasdaq Stock Market(SM) companies in the same U.S. Department of Commerce Standard Industrial Classification (wholesale trade -- durable goods) as the Corporation.

                                                                             THE NASDAQ STOCK MARKET    WHOLESALE TRADE - DURABLE
                                                   MOORE-HANDLEY, INC.                INDEX                    GOODS INDEX
                                                   -------------------       -----------------------    -------------------------
1994                                                       100                          100                         100
1995                                                      82.9                        141.3                       117.3
1996                                                      68.4                        173.9                       121.5
1997                                                      57.2                        213.1                       122.9
1998                                                      52.6                        300.2                       113.3
1999                                                      31.6                        545.7                       127.8

EXECUTIVE COMPENSATION

     The following table sets forth all compensation for services in all capacities to the Corporation and its subsidiary during the years 1997 -- 1999 of the Chief Executive Officer and each other executive officer of the Corporation whose cash compensation exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM COMPENSATION
                                                            ANNUAL                    AWARDS
                                                         COMPENSATION         ----------------------
                                                     ---------------------    SECURITIES UNDERLYING
                                                        SALARY      BONUS            OPTIONS
                                              YEAR        $           $                (#)
                                              ----   ------------   ------    ----------------------
William Riley...............................  1999     $150,000     $7,558
  Chairman and CEO                            1998     $150,000
                                              1997     $150,000
Michael J. Gaines...........................  1999     $150,000     $7,558
  President and COO                           1998     $141,451
                                              1997     $139,000                       75,000
Andrew W. Reid..............................  1999     $123,300
  Vice President -- Sales                     1998     $109,141
                                              1997     $ 87,431                       25,000
Peter B. Covert.............................  1999     $120,752                       25,000
  Chief Financial Officer                     1998     $ 30,843         (1)
Robert H. Grear.............................  1999     $ 61,155         (2)
  Vice President-Operations

(1) The reported amounts for Mr. Covert reflect his compensation for the period from September 28, 1998, when he joined the Company.

(2) The reported amounts for Mr. Grear reflect his compensation for the period from June 21, 1999, when he joined the Company.

     The following table sets forth information as to options outstanding as of December 31, 1999 held by each of the executive officers named in the Summary Compensation Table. No options were exercised during 1999.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                                                         VALUE OF
                                                       NUMBER OF SECURITIES         UNEXERCISED IN-THE-
                                                      UNDERLYING UNEXERCISED               MONEY
                                                       OPTIONS AT FY-END(#)        OPTIONS AT FY-END($)
NAME                                                 EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                                                 -------------------------   -------------------------
Michael J. Gaines..................................        10,000/15,000(1)           $0/$0
Michael J. Gaines..................................        20,000/30,000(2)           $0/$0
Andrew W. Reid.....................................        10,000                     $0/--
Andrew W. Reid.....................................         9,000/ 6,000(3)           $0/$0
Peter B. Covert....................................         5,000/20,000(4)           $0/$0

---------------

(1) Exercisable in five annual installments commencing on January 13, 1998.
(2) Exercisable in five annual installments commencing on April 2, 1998.
(3) Exercisable in five annual installments commencing on November 1, 1998.
(4) Exercisable in five annual installments commencing on November 27, 1999.

     Pension Plan. The Moore-Handley, Inc. Salaried Pension Plan (the "Pension Plan") is a defined benefit plan covering all salaried employees. Normal retirement benefits are based on an employee's final average earnings and years of service and are payable to participants commencing at age 65. Final average earnings are based on total salary and bonus but exclude any income realized from stock options. Benefits are not reduced for Social Security or other offset amounts.

     The following table shows the combined estimated annual retirement benefits payable to employees under the Pension Plan and the Corporation's prior Plan who retire at age 65 at the stated levels of Final Average Earnings and years of service at retirement.

                                                             ANNUAL RETIREMENT BENEFIT
                                                           FOR SPECIFIED YEARS OF SERVICE
                                                      ----------------------------------------
                                                        10         20         30         40
FINAL AVERAGE EARNINGS                                 YEARS      YEARS      YEARS      YEARS
----------------------                                -------    -------    -------    -------
$ 50,000............................................  $ 4,495    $ 8,990    $13,485    $17,980
  75,000............................................    7,620     15,240     22,860     30,480
 100,000............................................   10,745     21,490     32,235     42,980
 125,000............................................   13,870     27,740     41,610     55,480
 150,000............................................   16,995     33,990     50,985     67,980
 175,000............................................   20,120     40,240     60,360     80,480
 200,000............................................  $23,245    $46,490    $69,735    $92,980

     As of December 31, 1999, Messrs. Riley, Marks, Gaines, Reid, Covert, and Grear had 39, 28, 3, 29, 1 and less than 1 years of service respectively, under the Pension Plan.

CERTAIN TRANSACTIONS

     The cost of leasing office space, and related overhead costs, in Atlanta, which office was closed during 1999, and New York City used by Messrs. Marks and Riley, who spend a substantial majority of their time serving as executive officers and directors of the Corporation are shared by the Corporation and two unrelated manufacturing companies. In 1999 these unrelated manufacturing companies paid an aggregate of $86,850 to the Corporation, representing 49% of the cost to the Corporation of maintaining such offices. Messrs. Riley and Marks are substantial stockholders and directors of such unrelated companies, and Mr. Stubbs is a substantial stockholder and director of one of such companies, but none of Messrs. Riley, Marks or Stubbs participates in the day-to-day management thereof.

     On June 30, 1998, Messrs. Riley and Marks each made non-qualified purchases of shares of stock with a note, secured by the underlying shares of stock, the principle of which is $131,250 bearing interest at 8.5% payable on June 30, 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Riley and Marks, who comprise the Executive Committee, and Messrs. Stubbs and Juvonen, who comprise the Audit Committee, were involved in the determination of compensation for executive officers of the Corporation for the past fiscal year.

     Messrs. Riley and Marks, executive officers of the corporation, determined the compensation payable to executive officers other than themselves and did not participate in any discussion regarding their own compensation. Messrs. Stubbs and Juvonen, outside directors of the Corporation, determined the compensation payable to Messrs. Riley and Marks.

                        SECURITY OWNERSHIP BY MANAGEMENT

     The following table gives information concerning the beneficial ownership of the Corporation's Common Stock on March 3, 2000 by (i) each nominee for election as a director, (ii) each of the executive officers named in the Summary Compensation Table, and (iii) all directors and executive officers of the Corporation as a group.

                                                               AMOUNT AND NATURE OF
                                                              BENEFICIAL OWNERSHIP(1)
                                                              -----------------------
                                                                 SHARES       PERCENT
                                                              BENEFICIALLY      OF
BENEFICIAL OWNERS                                                OWNED         CLASS
-----------------                                             ------------    -------
William Riley(2)(3).........................................      447,358      21.1%
Pierce E. Marks, Jr.(2)(3)(5)...............................      353,458      16.7%
Michael B. Stubbs(4)(6)(8)..................................      231,415      11.0%
Ronald J. Juvonen(4)(7)(8)..................................      144,500       6.8%
L. Ward Edwards(2)(9).......................................       52,850       2.5%
Michael J. Gaines(2)(10)....................................       53,100       2.5%
Andrew W. Reid(2)(11).......................................       19,500       0.9%
Peter B. Covert(2)(12)......................................        5,000       0.2%
All directors and executive officers as a group (8
  persons)(13)..............................................    1,308,581      61.8%

---------------

 (1) The information as to beneficial ownership is based on statements furnished to the Corporation by the beneficial owners. Except as indicated in the footnotes which follow, such owners have sole voting power and sole investment power with respect to all shares listed above and all such shares are owned directly (i.e., not by virtue of an option or other right to acquire).
 (2) The address of Messrs. Riley, Marks, Edwards, Gaines, Reid, and Covert is Moore-Handley, Inc., P. O. Box 2607, Birmingham, Alabama 35202.
 (3) Includes 50,000 shares purchased under the Employee Stock Purchase Plan which are not issuable until the note for the purchase price has been paid in full.
 (4) Includes 6,000 shares purchased under the Employee Stock Purchase Plan which are not issuable until the note for the purchase price has been paid in full.
 (5) Does not include 54,000 shares owned by Mr. Marks' children, as to which Mr. Marks disclaims beneficial ownership.
 (6) Includes an aggregate of 73,500 shares held of record by two trusts established for Mr. Stubbs' children; Mr. Stubbs, who is a co-trustee of such trusts, disclaims beneficial ownership of such shares. Mr. Stubbs' address is Lyon, Stubbs & Tompkins, Inc., 345 Park Avenue, New York, New York 10154.
 (7) Includes 121,000 shares owned by a limited partnership of which Mr. Juvonen is a general partner with shared voting and investment power. Mr. Juvonen disclaims beneficial ownership of the proportion of shares owned by the limited partnership in which he has no economic interest. Mr. Juvonen's address is Downtown Associates, 920 East Baltimore Pike, Kennett Square, Pennsylvania 19348.
 (8) Includes 12,000 shares covered by presently exercisable Special Options granted under 1991 Plan -- see "Information Regarding the Board of Directors".
 (9) Does not include 10,000 shares covered by Special Options granted under 1991 Plan which are not presently exercisable.
(10) Includes 45,000 shares covered by presently exercisable Incentive Stock Options granted under 1991 Plan.
(11) Includes 19,000 shares covered by presently exercisable Incentive Stock Options granted under 1991 Plan.
(12) Includes 5,000 shares covered by presently exercisable Incentive Stock Options granted under 1991 Plan.
(13) Includes 69,000 shares covered by qualified stock options granted under 1991 Plan which are presently exercisable or which become exercisable with 60 days and 24,000 shares covered by Special Options which are presently exercisable and 112,000 shares purchased under the employee stock Purchase Plan which are not issuable until the notes for the purchase price has been paid in full.

                              INDEPENDENT AUDITORS

     Ernst & Young LLP, which served as the Corporation's independent auditors in 1999 has been designated by the Board of Directors as the Corporation's independent auditors for 2000. No representative of that firm will be present at the Annual Meeting. Accordingly, no representative of that firm will have an opportunity to make a statement or will be available to respond to questions.

                             SHAREHOLDER PROPOSALS

     It is anticipated that the 2000 Annual meeting of Shareholders will be held on April 26, 2001. In accordance with regulations issued by the Securities and Exchange Commission, shareholder proposals intended for presentation at that meeting must be received by the Secretary of the Corporation no later than December 1, 2000 if such proposals are to be considered for inclusion in the Corporation's Proxy Statement.

                                 OTHER MATTERS

     Management knows of no matters that are to be presented for action at the meeting, other than those set forth above. Pursuant to the Company's by-laws, for business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 30 days nor more than 60 days prior to the meeting; provided, however, that in the event that less than 40 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Such notice must be accompanied by the information required to be provided with respect to the business to be conducted at the instance of the stockholder as set forth in the Company's by-laws. If any other matters are brought before the meeting by a stockholder who has not complied with the advance notice provisions, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some regular Employees of the Corporation. All expenses in connection with the preparation of proxy materials and the solicitation of proxies will be borne by the Corporation.

                                          By Order of the Board of Directors

                                          Peter B. Covert
                                          Chief Financial Officer
P. O. Box 2607
Birmingham, Alabama 35202
March 31, 2000

PROXY                         MOORE-HANDLEY, INC.
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 20, 2000
   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MOORE-HANDLEY, INC.

    The undersigned hereby appoints WILLIAM RILEY, PIERCE E. MARKS, JR., L. WARD EDWARDS and PETER B. COVERT, and each of them, the proxies of the undersigned with power of substitution to each, to vote all shares of Common Stock of the Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the office of The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 on April 20, 2000 at 10:00 A.M. and any adjournment thereof, on all matters coming before said meeting.

    Election of Directors, Nominees: William Riley, Pierce E. Marks, Jr., L. Ward Edwards, Michael B. Stubbs and Ronald J. Juvonen

1.  ELECTION OF DIRECTORS:

    [ ]  FOR                                                     [ ]  WITHHELD
    [ ]  FOR, except vote withheld from the following
         nominee(s):

--------------------------------------------------------------------------------

    PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

             (Continued and to be dated and signed on reverse side)

2. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no contrary instructions are indicated, this Proxy will be voted FOR the election of the Nominees as Directors.

    PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                  Dated:                  , 2000
                                                     ----------------------

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Signature

                                                  Please sign name(s) exactly as
                                                  printed hereon. Joint owners
                                                  should each sign. When signing
                                                  as attorney, executor,
                                                  administrator, trustee or
                                                  guardian, give full title as
                                                  such. If a Corporation, sign
                                                  in full corporate name by
                                                  President or other authorized
                                                  officer. If a partnership,
                                                  sign in partnership name by
                                                  authorized person.